SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement, dated on and as of the date set forth on the signature page hereto (this “Agreement”), is made among NovaDel Pharma Inc., a Delaware corporation (the “Company”), the undersigned purchaser(s) (each a “Purchaser” and collectively, the “Purchasers”) and each assignee of a Purchaser who becomes a party hereto.

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the “Offering”), and the Purchasers, severally and not jointly, desire to purchase from the Company, shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and five-year warrants to purchase shares of Common Stock (the “Warrants”), with an exercise price per share equal to $1.70. The Shares and the Warrants are collectively referred to herein as the “Securities.”

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

A. Subscription

     (1) Subject to the conditions to closing set forth herein, each Purchaser hereby irrevocably subscribes for and agrees to purchase Securities for the aggregate purchase price set forth on the signature page of such Purchaser hereto (the “Subscription Amount”). The Securities to be issued to a Purchaser hereunder shall consist of (i) Shares in an amount equal to the quotient of (x) the Subscription Amount, divided by (y) the Offering Price, rounded down to the nearest whole number, and (ii) a Warrant to purchase such number of shares of Common Stock to be determined based on a ratio of one (1) share of Common Stock for every two and one half (2.5) Shares purchased hereunder, rounded down to the nearest whole number. The aggregate amount of Securities to be issued pursuant to the Offering shall not exceed 9,823,983 Shares, which number represents 19.9% of the total shares of Common Stock outstanding on the date hereof, and Warrants to purchase 3,929,593 shares of Common Stock. The Company shall allocate the Subscription Amount between the Shares and the Warrants prior to the Closing (as defined below) and provide notice to the Purchasers of such allocation.

     (2) For purposes of this Agreement, the “Offering Price” shall be $1.45, which shall be the price per Share to be paid by the Purchasers.

     (3) As soon as possible, but no later than three (3) business days after the date on which the Company receives notice from the American Stock Exchange (the “AMEX”) that the application for listing of the Registrable Securities, as defined below, on Amex by the Company has been accepted and approved, the Company shall hold the closing of the Offering (the “Closing” and the date of the Closing, the “Closing Date”). Prior to the Closing, each Purchaser shall deliver the applicable Subscription Amount, by wire transfer to such escrow account in accordance with the wire transfer instructions set forth on Schedule A, and such amount shall be held in the manner described in Paragraph (4) below. There is no minimum subscription amount required for the Closing.

     (4) All payments for Securities made by the Purchasers will be deposited as soon as practicable for the undersigned’s benefit in a non-interest bearing escrow account. Payments for Securities made by the Purchasers will be returned promptly, prior to an applicable Closing, without interest or deduction, if, or to the extent, the undersigned’s subscription is rejected or the Offering is terminated for any reason.

     (5) Upon receipt by the Company of the requisite payment for all Securities to be purchased by the Purchasers whose subscriptions are accepted, the Company shall, at the Closing: (i) issue to each Purchaser stock certificates representing the shares of Common Stock purchased at such Closing under this Agreement; (ii) issue to each Purchaser a Warrant to purchase such number of shares of Common Stock calculated based on the number of shares of Common Stock issued at such Closing and in accordance with Paragraph (1) above; (iii) deliver to the Purchasers and to Oppenheimer & Co. Inc., the placement agent for the Offering (the “Placement Agent”), a certificate stating that the representations and warranties made by the Company in Section C of this Agreement were true and correct in all material respects when made and are true and correct in all material respects on the date of each such Closing relating to the Securities subscribed for pursuant to this Agreement as though made on and as of such Closing date (provided, however, that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date); and (iv) cause to be delivered to the Placement Agent and the Purchasers an opinion of Morgan Lewis & Bockius, LLP substantially in the form of Exhibit A hereto and reasonably acceptable to counsel for the Placement Agent.

     (6) Each Purchaser acknowledges and agrees that the purchase of Shares and Warrants by such Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement.

B. Representations and Warranties of the Purchasers

     Each Purchaser, severally and not jointly, hereby represents and warrants to the Company and the Placement Agent, and agrees with the Company as follows:

     (1) The Purchaser has carefully read this Agreement and the form of Warrant attached hereto as Exhibit B (collectively the “Offering Documents”), and is familiar with and understands the terms of the Offering. Specifically, and without limiting in any way the foregoing representation, the Purchaser has carefully read and considered the Company’s (a) Annual Report on Form 10-K for the fiscal year ended July 31, 2006 (the “2006 Form 10-K”), including, without limitation, the financial statements included therein and the sections therein entitled “Item 1. Business,” “Item 1A Risk Factors” (which immediately follows “Item 1. Business”), and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and (b) Quarterly Report on Form 10-Q for the quarter ended October 31, 2006, including, without limitation, the subsections of such Form 10-Q entitled “Item 1. Financial Statements,” and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Purchaser fully understands all of the risks related to

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the purchase of the Securities. The Purchaser has carefully considered and has discussed with the Purchaser’s professional legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Securities for the Purchaser’s particular tax and financial situation and has determined that the Securities being subscribed for by the Purchaser are a suitable investment for the Purchaser. The Purchaser recognizes that an investment in the Securities involves substantial risks, including the possible loss of the entire amount of such investment. The Purchaser further recognizes that the Company has broad discretion concerning the use and application of the proceeds from the Offering.

     (2) The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser’s attorney, accountant or advisor(s).

     (3) The Purchaser and the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Purchaser.

     (4) The Purchaser is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

     (5) If the Purchaser is a natural person, the Purchaser has reached the age of majority in the state in which the Purchaser resides. Each Purchaser has adequate means of providing for the Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

     (6) The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Offering Documents.

     (7) The Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom. The Purchaser acknowledges that neither the offer nor sale of the Securities has been registered under the Securities Act or under the securities laws of any state. The Purchaser represents and warrants that the Purchaser is acquiring the Securities for the Purchaser’s own account, for investment and not with a view toward resale or distribution within the meaning of the Securities Act. The Purchaser has not offered or sold the Securities being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The Purchaser is aware that (i) the Securities

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are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act and (ii) the Company has no obligation to register the Securities subscribed for hereunder, except as provided in Section E hereof. By making these representations herein, Purchaser is not making any representation or agreement to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an available exemption to the registration requirements of the Securities Act.

     (8) The Purchaser acknowledges that the certificates representing the Shares, the Warrants and, upon the exercise of the Warrants, the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), be stamped or otherwise imprinted with a legend substantially in the following form:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available.

     Certificates evidencing the Shares and the Warrant Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k) or have been sold pursuant to the Registration Statement (as hereafter defined) and in compliance with the obligations set forth in Section E(6), below, or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission), in each such case (i) through (iii) to the extent reasonably determined by the Company’s legal counsel. Notwithstanding the foregoing, following the effective date of the Registration Statement, the legend set forth above may, at the request of the Purchaser, be removed from the certificates evidencing such Shares and Warrant Shares prior to the resale thereof and the Company will rescind any stop transfer orders with respect to such shares given to the Company’s transfer agent, provided that such Purchaser represents and covenants to the Company in writing (in a form reasonably acceptable to the Company and its counsel) that (1) the Purchaser will sell such shares only pursuant to and in the manner contemplated by the Registration Statement, including the Plan of Distribution section contained therein (in substantially the form attached hereto as Exhibit E), and otherwise in compliance with the Securities Act, including the prospectus delivery requirements of such act, (2) the Purchaser will indemnify the Company for any damages or losses resulting to the Company for the Purchaser’s breach of its representation and covenant described in the foregoing clause (1), and (3) such other agreements or covenants as the Company or its counsel may reasonably request. Subject to the foregoing, at such time and to the extent a legend is no longer required for the Shares or Warrant Shares, the Company will use its best efforts to no later than three (3) trading days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Shares or Warrant Shares (together with such accompanying documentation or representations as

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reasonably required by counsel to the Company), deliver or cause to be delivered a certificate representing such Shares or Warrant Shares that is free from the foregoing legend.

     In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as liquidated damages and not as a penalty, for each one thousand dollars ($1,000) worth of Shares or Warrant Shares (based on the Closing Price of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend and subject to this Section B(8), five dollars ($5) per business day (increasing to ten dollars ($10) per business day, ten (10) business days after such damages have begun to accrue) for each business day after the second (2nd) business day following the legend removal date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the transactions contemplated by this Agreement, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief

     The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available. (9) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity: (i) such partnership, corporation, trust, estate or other entity has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity; and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

     (10) If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

     (11) The information contained in the purchaser questionnaire in the form of Exhibit C attached hereto (the “Purchaser Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects as of the date of this Agreement and will be correct as of the effective date of the Registration Statement; provided, that the Purchaser shall be entitled to update such information by providing written notice thereof to the Company, and the Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act on the basis indicated therein. The Purchaser shall indemnify and hold harmless the Company, the Placement Agent and each officer, director or control person thereof, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Purchaser to the Company or omitted or alleged to have been omitted by the Purchaser, concerning the Purchaser or the Purchaser’s authority to invest or financial position in connection with the Offering,

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including, without limitation, any such misrepresentation, misstatement or omission contained in the Agreement or any other document submitted by the Purchaser, against losses, liabilities and expenses for which the Company or any officer, director or control person has not otherwise been reimbursed (including attorney’s fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding. For the avoidance of doubt, such indemnification shall be the several, and not joint, obligation of each Purchaser with respect to its own action or inaction as provided above.

     (12) The information contained in the selling stockholder questionnaire in the form of Exhibit D attached hereto (the “Selling Stockholder Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects as of the date of this Agreement and will be correct as of the effective date of the Registration Statement; provided, that the Purchaser shall be entitled to update such information by providing written notice thereof to the Company.

     (13) The Purchaser acknowledges that the Company will have the authority to issue shares of Common Stock, in excess of those being issued in connection with the Offering, and that the Company may issue additional shares of Common Stock from time to time. The issuance of additional shares of Common Stock may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares.

     (14) The Purchaser acknowledges that the Company has engaged the Placement Agent in connection with the Offering and, as consideration for its services, has agreed to pay the Placement Agent a cash commission equal to seven percent (7%) of the gross proceeds resulting from the Offering and issue a warrant (the “Placement Agent Warrant”) to purchase a number of shares of Common Stock equal to five percent (5%) of the aggregate Shares sold in the Offering. The Placement Agent Warrant will have a term of five years and be exercisable at a price equal to the exercise price of the Warrant issued to Purchaser hereunder.

C. Representations and Warranties of the Company

     Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the following representations and warranties to the Purchaser and the Placement Agent, which shall survive the Closing and the purchase and sale of the Securities.

     (1) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company (a “Material Adverse Effect”).

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     (2) Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $.001 per share. As of December 4, 2006, there were 49,366,749 shares of Common Stock and no shares of preferred stock issued and outstanding. As of December 4, 2006, the Company had reserved (i) 6,000,000 shares of Common Stock for issuance to employees, directors and consultants pursuant to the Company’s 2006 Equity Incentive Plan, of which 1,450,000 shares of Common Stock are subject to outstanding, unexercised options as of such date, (ii) 3,400,000 shares of Common Stock for issuance to employees, directors and consultants pursuant to the Company’s 1998 Stock Option Plan, of which 2,624,000 shares of Common Stock are subject to outstanding, unexercised options as of such date, and (iii) 27,343,000 shares of Common Stock reserved for issuance pursuant to other outstanding options and warrants to purchase Common Stock. Except as set forth on Schedule C(2) attached hereto, and other than as set forth above or as contemplated in this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

     (3) Issuance; Reservation of Shares. The issuance of the Shares has been duly and validly authorized by all necessary corporate action, and the Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The issuance of the Warrants has been duly and validly authorized by all necessary corporate and stockholder action, and the Warrant Shares, when issued upon the due exercise of the Warrants, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Warrants have been (or upon delivery will have been) duly executed by the Company and will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The Company has reserved, and will reserve, at all times that the Warrants or Placement Agent Warrant remain outstanding, such number of shares of Common Stock sufficient to enable the full exercise of the Warrants and the Placement Agent Warrant.

     (4) Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

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     (5) No Conflict; Governmental and Other Consents.

          (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company except to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect. No holder of any of the securities of the Company or any of its Subsidiaries has any rights (“demand,” “piggyback” or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section E hereof).

          (b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such post-Closing filings as may be required to be made with the Securities and Exchange Commission (the “SEC”), the American Stock Exchange (the “AMEX”) and with any state or foreign blue sky or securities regulatory authority.

     (6) Litigation. There are no pending or, to the Company’s knowledge, threatened legal or governmental proceedings against the Company, which, if adversely determined, would be reasonably likely to have a Material Adverse Effect on the Company. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Agreements.

     (7) Accuracy of Reports. All reports required to be filed by the Company within the two years prior to the date of this Agreement (the “SEC Reports”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have been filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     (8) Financial Information. The Company’s financial statements that appear in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), except in the case of unaudited statements, as permitted by Form 10-Q of the SEC or as may be indicated therein or in the notes thereto, applied on a consistent basis

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throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations of the Company as of the dates and for the periods indicated therein.

     (9) Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (10) Sarbanes-Oxley Act of 2002. The Company is, and will be, at all times during the period the Company must maintain effectiveness of the Registration Statement as provided herein, in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are in effect and is taking reasonable steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act of 2002 not currently in effect upon the effectiveness of such provisions.

     (11) Absence of Certain Changes. Since the date of the Company’s financial statements in the latest of the SEC Reports, there has not occurred any undisclosed event that has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in such Material Adverse Effect.

     (12) Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

     (13) Subsidiaries. The Company has no subsidiaries. For the purposes of this Agreement, “subsidiary” shall mean any company or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company or any of its other subsidiaries.

     (14) Indebtedness. The financial statements in the SEC Reports reflect, to the extent required, as of the date thereof all outstanding secured and unsecured Indebtedness (as defined below) of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness.

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     (15) Certain Fees. Other than fees payable to the Placement Agent, no brokers’, finders’ or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

     (16) Material Agreements. Except as set forth in the SEC Reports, the Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to Form 10-K (each, a “Material Agreement”). The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default by the Company or the subsidiary that is a party thereto, as the case may be, and, to the Company’s knowledge, are not in default under any Material Agreement now in effect, the result of which would be reasonably likely to have a Material Adverse Effect.

     (17) Transactions with Affiliates. Except as set forth in the SEC Reports, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any of its customers or suppliers on the one hand, and (b) on the other hand, any person who would be covered by Item 404(a) of Regulation S-B or any company or other entity controlled by such person.

     (18) Taxes. The Company has prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties (“Taxes”) required by law to be filed by it, except for tax returns, the failure to file which, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company. Such filed tax returns are complete and accurate, except for such omissions and inaccuracies which, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company. The Company has paid or made provisions for the payment of all Taxes shown to be due on such tax returns and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current Taxes to which the Company or any subsidiary is subject and which are not currently due and payable, except for such Taxes which, if unpaid, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company. None of the federal income tax returns of the Company for the past five years has been audited by the Internal Revenue Service. The Company has not received written notice of any assessments, adjustments or contingent liability (whether federal, state, local or foreign) in respect of any Taxes pending or threatened against the Company or any subsidiary for any period which, if unpaid, would have a Material Adverse Effect on the Company.

     (19) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

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     (20) Environmental Matters. Except as disclosed in the SEC Reports, all real property owned, leased or otherwise operated by the Company is free of contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, or which may result in liability under, any Environmental Law (as defined below), including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance (“Hazardous Substance”) which has caused or would reasonably be expected to cause or constitute a threat to human health or safety, or an environmental hazard in violation of Environmental Law or to result in any environmental liabilities that would be reasonably likely to have a Material Adverse Effect. The Company has not caused or suffered to occur any release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of Hazardous Substances that would reasonably be expected to result in environmental liabilities that would be reasonably likely to have a Material Adverse Effect. The Company has generated, treated, stored and disposed of any Hazardous Substances in compliance with applicable Environmental Laws, except for such non-compliances that would not be reasonably likely to have a Material Adverse Effect. The Company has obtained, or has applied for, and is in compliance with and in good standing under all permits required under Environmental Laws (except for such failures that would not be reasonably likely to have a Material Adverse Effect) and the Company has no knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to the Company's knowledge, threatened against the Company or any of the Company’s facilities relating to Environmental Laws or Hazardous Substances. “Environmental Laws” shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

     (21) Intellectual Property Rights and Licenses. The Company owns or has the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, trade names, software, formulae, methods, processes and other intangible properties that are of a such nature and significance to the business that the failure to own or have the right to use such items would have a Material Adverse Effect (“Intangible Rights”). The Company has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intangible Rights, and, to the Company’s knowledge, neither the use of the Intangible Rights nor the operation of the Company’s businesses is infringing or has infringed upon any intellectual property rights of others. All payments have been duly made that are necessary to maintain the Intangible Rights in force. No claims have been made, and to the Company’s knowledge, no claims are threatened, that challenge the validity or scope of any material Intangible Right of the Company. The Company has taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and as expected to be conducted, and the Company is not or has not been in material breach of any such license or other permission.

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     (22) Labor, Employment and Benefit Matters.

          (a) There are no existing, or to the best of the Company’s knowledge, threatened strikes or other labor disputes against the Company that would be reasonably likely to have a Material Adverse Effect. Except as set forth in the SEC Reports, there is no organizing activity involving employees of the Company pending or, to the Company’s or its subsidiaries’ knowledge, threatened by any labor union or group of employees. There are no representation proceedings pending or, to the Company’s knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of the Company or its subsidiaries has made a pending demand for recognition.

          (b) Except as set forth in the SEC Reports, the Company is not, or during the five years preceding the date of this Agreement was not, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company.

          (c) Each employee benefit plan is in compliance with all applicable law, except for such noncompliance that would not be reasonably likely to have a Material Adverse Effect.

          (d) The Company does not have any liabilities, contingent or otherwise, including without limitation, liabilities for retiree health, retiree life, severance or retirement benefits, which are not fully reflected, to the extent required by GAAP, on the Balance Sheet or fully funded. The term “liabilities” used in the preceding sentence shall be calculated in accordance with reasonable actuarial assumptions.

          (e) The Company has not (i) terminated any “employee pension benefit plan” as defined in Section 3(2) of ERISA (as defined below) under circumstances that present a material risk of the Company or any of its subsidiaries incurring any liability or obligation that would be reasonably likely to have a Material Adverse Effect, or (ii) incurred or expects to incur any outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations promulgated thereunder (“ERISA”).

     (23) Compliance with Law. The Company is in compliance in all material respects with all applicable laws, except for such noncompliance that would not reasonably be likely to have a Material Adverse Effect. The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company which has not been dismissed or otherwise disposed of that would be reasonably likely to have a Material Adverse Effect. The Company has not received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any applicable law that would reasonably be likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. The Company and its directors, officers, employees and agents

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have complied in all material respects with the Foreign Corrupt Practices Act of 1977, as amended, and any related rules and regulations.

     (24) Ownership of Property. Except as set forth in the Company’s financial statements included in the SEC Reports, the Company and has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy) and is in full force and effect, and (iii) good title to, or valid leasehold interests in, all of its other properties and assets free and clear of all liens, except for liens disclosed in the SEC Reports or which otherwise do not individually or in the aggregate have a Material Adverse Effect.

     (25) No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section B hereof, neither the Company, nor any of its affiliates or other person acting on the Company’s behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act, when integration would cause the Offering not to be exempt from the requirements of Section 5 of the Securities Act.

     (26) General Solicitation. Neither the Company nor, to its knowledge, any person acting on behalf of the Company, has offered or sold any of the Securities by any form of “general solicitation” within the meaning of Rule 502 under the Securities Act. To the knowledge of the Company, no person acting on its behalf has offered the Securities for sale other than to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

     (27) No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

     (28) No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers in Section B hereof, no registration of the Securities under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers as contemplated by this Agreement.

     (29) Form D. The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Purchasers and their counsel promptly after such filing.

     (30) Certain Future Financings and Related Actions. The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the

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Securities Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Securities Act.

     (31) Use of Proceeds. The Company intends that the net proceeds from the Offering will be used to fund the continued development of its product candidates (including, without limitation, expenses relating to conducting clinical trials and milestones payments that may be triggered under the license agreements relating to such product candidates), for working capital and for other general corporate purposes.

     (32) Disclosure. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by or on the behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, no material event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

D. Understandings

     Each of the Purchasers understands, acknowledges and agrees with the Company as follows:

     (1) The execution of this Agreement by the Purchaser or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company or the Placement Agent to accept any subscription or complete the Offering. If the Company accepts a subscription for Securities made by a Purchaser, it shall countersign this Agreement within one business day of its submission by Purchaser.

     (2) No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

     (3) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Purchaser Questionnaire.

     (4) Notwithstanding the registration obligations provided herein, there can be no assurance that the Purchaser will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act

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and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

     (5) The Purchaser acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering shall be kept in confidence by the Purchaser until the public announcement of the Offering by the Company. The Purchaser acknowledges that the foregoing restrictions on the Purchaser’s use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Purchaser from trading in the Company’s securities to the extent such trading is on the basis of material, non-public information of which the Purchaser is aware. Except for the terms of the transaction documents and the fact that the Company is considering consummating the transactions contemplated therein, the Company confirms that neither the Company nor, to its knowledge, any other person acting on its behalf, has provided any of the Purchasers or their agents or counsel with any information that constitutes material, non-public information.

     (6) The Purchaser agrees that beginning on the date hereof until the Offering is publicly announced by the Company (which the Company has agreed to undertake in accordance with the provisions of Section F.3. hereof), the Purchaser will not enter into any Short Sales. For purposes of the foregoing sentence, a “Short Sale” by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock, exclusive of the Shares. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Purchaser (assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

E. Registration Rights

     (1) Certain Definitions. For purposes of this Section E, the following terms shall have the meanings ascribed to them below.

          (a) “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the Offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          (b) “Registrable Securities” shall mean any Shares and Warrant Shares (including Shares of Common Stock issued or issuable upon exercise of the Placement Agent Warrant) issued or issuable pursuant to the Offering Documents together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing.

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          (c) “Registration Statement” means the registration statement required to be filed under this Section E, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(2) Shelf Registration.

          (a) The Company shall use its best efforts to cause to prepare and file with the SEC a “Shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act on or prior to 30 days after Closing (such date of actual filing, the “Filing Date”). The Registration Statement shall be on Form S-3 and shall contain (except if otherwise directed by the Purchasers) a “Plan of Distribution” substantially in the form attached hereto as Exhibit E. Each Purchaser will furnish to the Company, within five days of the Closing, a completed questionnaire in the form set forth as Exhibit D hereto. Each Purchaser agrees to promptly update such questionnaire in order to make the information previously furnished to the Company by such Purchaser not materially misleading. The Registration Statement shall register the Registrable Securities for resale by the holders thereof.

          (b) The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on or prior to the 90th day following the Closing, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date on which all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected holders but in any event for no more than two years from the date on which all of the shares of Common Stock issuable upon exercise of the Warrants have been issued (the “Effectiveness Period”).

          (c) The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) within five (5) business days following the Company’s receipt of notice from the SEC that the Registration Statement will not be reviewed by the SEC or that the SEC has completed its review of such Registration Statement and has no further comments. The Company shall request effectiveness of the Registration Statement (and any post-effective amendments thereto) at 5:00 p.m., Eastern time, on the effective date and deliver the Prospectus (or any supplements thereto), which delivery may be made electronically, by 8:00 a.m. Eastern time on the business day after such effective date.

          (d) Upon the occurrence of any Event (as defined below), as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies which are available at law or in equity; and provided further that the Purchasers shall be entitled to pursue an action for specific performance of the Company’s obligations under Paragraph (2)(b) above and any such actions at law, in equity, for specific performance or otherwise shall not require the Purchaser to post a bond), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty (it being agreed that it would not be feasible to ascertain the extent of such damages with precision), such amounts and at such times

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as shall be determined pursuant to this Paragraph (2)(d). For such purposes, each of the following shall constitute an “Event”:

        (i) the Filing Date does not occur on the date contemplated by Paragraph E(2)(a) above (such date is defined herein as the “Filing Default Date”), in which case the Company shall pay to each Purchaser an amount in cash equal to: (A) one percent (1.0%) of the aggregate purchase price paid by such Purchaser, on a pro-rata basis over a 30-day period; and (B) for each successive 30-day period thereafter or any portion thereof until the Filing Date, one percent (1.0%) of the aggregate purchase price paid by such Purchaser, on a pro-rata basis over a 30-day period, to be paid at the end of each 30-day period, such liquidated damages not to exceed an amount equal to 10% of the value of the aggregate purchase price in the aggregate; or

        (ii) the Registration Statement is not declared effective on or prior to the date that is 90 days after the Closing Date (the “Required Effectiveness Date”), in which case the Company shall pay to each Purchaser an amount in cash equal to: (A) for the first 30 days after such 90th day, one percent (1.0%) of the aggregate purchase price paid by such Purchaser, on a pro-rata basis over a 30-day period; and (B) for each successive 30-day period thereafter until the Registration Statement is deemed effective, one percent (1.0%) of the aggregate purchase price paid by such Purchaser, on a pro rata basis over a 30-day period, at the end of each 30-day period, such liquidated damages not to exceed an amount equal to 10% of the value of the aggregate purchase price in the aggregate.

The payment obligations of the Company under this Section E(2)(d) shall be cumulative.

     (3) Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

          (a) Use its best efforts to (i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible, and in any event within ten (10) trading days, to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Placement Agent true and complete copies of all correspondence from and to the SEC relating to the Registration Statement.

          (b) Notify the Placement Agent and the Purchasers as promptly as reasonably possible, and (if requested by the Placement Agent) confirm such notice in writing no later than one (1) trading day thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement; (ii) the SEC comments in writing on the Registration Statement (in which case the Company shall deliver to the Placement Agent a copy of such comments and of all written responses thereto); (iii) the SEC or any other Federal or state governmental authority in writing requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (iv) if the

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SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a “Proceeding”) for that purpose; (v) the Company receives notice in writing of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vi) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not include any material non-public information in any notice provided to any Purchaser under this Section E(3)(b).

          (c) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (d) Deliver to each Purchaser, which delivery may be made electronically, by 8:00 a.m. Eastern time on the business day after the date first available, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Purchasers may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (e) [INTENTIONALLY LEFT BLANK]

          (f) To the extent required by law, prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Purchasers in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Paragraph (3)(f), or (ii) subject itself to taxation.

          (g) Upon the occurrence of any event described in Paragraph (3)(b)(vi) above, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other

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required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company may suspend sales pursuant to the Registration Statement for a period of up to sixty (60) days (unless the holders of at least a majority of the then-eligible Registrable Securities consisting of outstanding shares of Common Stock consent in writing to a longer delay of up to an additional thirty (30) days) no more than once in any twelve-month period if the Company furnishes to the holders of the Registrable Securities a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, (i) the offering could reasonably be expected to interfere in any material respect with any acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose such development; provided further, however, that the Company may not so suspend sales more than once in any calendar year without the written consent of the holders of at least a majority of the then-eligible Registrable Securities consisting of outstanding shares of Common Stock. Each violation of the Company’s obligation not to suspend sales pursuant to the Registration Statement longer than permitted pursuant to the proviso of this Paragraph 3(g) shall be deemed an “Event” and for each such default, Purchaser shall be entitled to the payment provisions set forth in Paragraph 2(d)(i).

          (h) Comply with all applicable rules and regulations of the SEC and the AMEX in all material respects.

     (4) Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, AMEX and in connection with applicable state securities or “Blue Sky” laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and fees and disbursements, up to an aggregate of $25,000, of a single counsel for all the Purchasers, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Purchaser shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.

(5) Indemnification.

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the Placement Agent and each of their officers and directors, partners, members, agents, brokers and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, and each underwriter of

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Registrable Securities, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys’ fees (collectively, “Losses”), as incurred, arising out of or relating to any breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement or any untrue or alleged untrue statement of a material fact contained in untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or form of prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the “Plan of Distribution” attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has duly notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. The Company shall notify the Placement Agent and the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or to the extent that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the “Plan of Distribution” attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such

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Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such Indemnified Party or Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution. If a claim for indemnification under Paragraph (5)(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each

21

Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph 5(d) was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (5)(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Paragraph (5)(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     (6) Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Paragraphs (3)(b), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Paragraph (3)(g), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

     (7) No Piggy-Back on Registrations. Neither the Company nor any of its security holders (other than the Purchasers and the Placement Agent, with respect to the shares of Common Stock issuable upon the exercise of the Placement Agent Warrant, in such capacities

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pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right with respect to the Registration Statement to any of its security holders.

     (8) Piggy-Back Registrations. If at any time during the Effectiveness Period, other than any suspension period referred to in Paragraph (3)(g), there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities not already covered by an effective Registration Statement such Purchaser requests to be registered.

     (9) Rule 144. For a period of two years following the date hereof, the Company agrees with each holder of Registrable Securities to:

          (a) use its best efforts to comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

F. Covenants of the Company

     (1) The Company hereby agrees that, for a period of ninety (90) days after effectiveness of the Registration Statement, it shall not issue or sell any Common Stock of the Company, any warrants or other rights to acquire Common Stock or any other securities that are convertible into Common Stock, with the exception of issuances or sales related to a strategic transaction, pursuant to the exercise of an option, warrant or other right to acquire Common Stock outstanding as of the date of this Agreement, or to an employee, director, consultant, supplier, lender or lessor, or any option grant or issuance.

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     (2) Until the later of (i) one hundred eighty (180) days following the Closing or (ii) forty-five (45) days following effectiveness of the Registration Statement, the Company shall not cause any registration statement to become effective, other than the Registration Statement contemplated hereby, any registration statement related to securities issued or to be issued pursuant to any option or other plan for the benefit of the Company’s employees, officers, directors or consultants, or any registration statement filed on Form S-4 relating to securities issued in connection with a merger or other acquisition; provided, however, that nothing herein shall prohibit the Company from maintaining the effectiveness of any currently outstanding registration statement filed by the Company under the Securities Act, including, without limitation, the filing of post-effective amendments to such registration statements.

     (3) Not later than 8:30 a.m. Eastern time on the business day following the date this Agreement is entered into, the Company shall make a public announcement of the execution of this Agreement by filing with the SEC a Current Report on Form 8-K and issuing a press release.

     (4) Not later than 8:30 a.m. Eastern time on the business day following the Closing, the Company shall make a public announcement of the Closing of the Offering by filing with the SEC a Current Report on Form 8-K and issuing a press release.

G. Miscellaneous

     (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

     (2) Any notice or other document required or permitted to be given or delivered to the Purchasers shall be in writing and sent (a) by fax if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid) or (b) by an internationally recognized overnight delivery service (with charges prepaid):

(i)	if to the Company, at

NovaDel Pharma Inc.
25 Minneakoning Road
Flemington, New Jersey 08822
Fax No.: 908-806-7624
Attention: Michael E. Spicer

or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

Morgan Lewis & Bockius, LLP
502 Carnegie Center
Princeton, New Jersey 08540
Fax No.: 609-919-6701
Attention: Emilio Ragosa, Esq.

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(ii) if to the Purchaser, at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

     (3) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

     (4) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the Purchaser, the Purchaser’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

     (5) If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

     (6) The parties understand and agree that, unless provided otherwise herein, money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not, unless provided otherwise herein, be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

     (7) The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder, except as may result from the actions of any such Purchaser other than through the execution hereof. Nothing contained herein solely by virtue of being contained herein shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any similar entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

     (8) Except as otherwise provided herein, this Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Company and the Purchasers (or their permitted transferees) holding at least a majority of the number of outstanding Shares in the aggregate sold the Purchasers in this Offering.

     (9) This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall

25

constitute but one agreement. Facsimile transmission of execution copies or signature pages for this Agreement shall be legal, valid and binding execution and delivery for all purposes.

     (10) This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except for the Placement Agent and the holders of Registrable Securities.

H. Signature

     The signature page of this Agreement is contained as part of the applicable subscription package, entitled “Signature Page.”

* * * * * * *

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SIGNATURE PAGE

     The Purchaser hereby subscribes for such number of Shares as shall equal the Subscription Amount as set forth below, divided by the Offering Price, and shall also receive a Warrant to purchase such number of shares of Common Stock calculated as set forth in this Agreement, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER
1	.	Dated:	____________,	2006

2	.	Total Subscription Amount:			$__________

Signature of Subscriber		Signature of Joint Purchaser
(and title, if applicable)		(if any)

Taxpayer Identification or Social		Taxpayer Identification or Social
Security Number		Security Number of Joint Purchaser (if any)

Name (please print as name will appear
on stock certificate)

Number and Street

City, State	Zip Code

ACCEPTED BY:

NOVADEL PHARMA INC.

By:		/S/ JAN H. EGBERTS
	Name:	Jan H. Egberts
	Title:	President and Chief Executive Officer

Dated:		December 15, 2006

Schedule A

Escrow Instructions

     PLEASE SEND WIRE TRANSFERS TO THE ESCROW ACCOUNT AS FOLLOWS:
          Bank: JP Morgan Chase
          ABA No.: 021 000 021
          Account #: 323-053807
          Attn: Henry Reinhold
          Account Name: Oppenheimer / NovaDel Pharma Inc.

Exhibit A

Legal Matters

     [COMPANY COUNSEL] shall deliver an opinion covering the following matters. The opinion shall be subject to and include customary assumptions, limitations and qualifications.

     1. The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority under the laws of the State of Delaware to conduct its business as it is described in the Company’s Form 10-K for the fiscal year ended July 31, 2006 and Form 10-Q for the quarter ended October 31, 2006, and to enter into and perform its obligations under the Agreement.

     2. The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 1,000,000 shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

     3. The Shares have been duly authorized or reserved for issuance by all necessary corporate action on the part of the Company; and the Shares, when issued and delivered against payment therefor in accordance with the provisions of the Agreement, will be validly issued, fully paid and non-assessable. The Warrants and the Placement Agent Warrant have been duly authorized by all necessary corporate action on the part of the Company, and the Warrant Shares and shares to be issued upon exercise of the Placement Agent Warrant have been duly reserved for issuance and, when issued and delivered against payment therefor upon the due exercise of the Warrants and Placement Agent Warrant in accordance with the provisions thereof, will be validly issued, fully paid and non-assessable shares of Common Stock.

     4. The execution and delivery by the Company of the Agreement, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company. The Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

     5. The execution and delivery by the Company of the Agreement, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of any federal law of the United States of America or the General Corporation Law of the State of Delaware applicable to the Company; (b) violate the provisions of the Company’s Certificate of Incorporation or By-laws; or (c) violate any existing obligation of the Company under any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company and of which we are aware, without any inquiry; or (d) with or without notice and/or the passage of time, conflict with or result in the material breach or termination of any material term or provision of, or constitute a material default under, or cause any acceleration of any material obligation under, or cause the creation of any material lien, charge or encumbrance upon the material properties or assets of the Company pursuant to any contract or instrument in the form included as an exhibit to the Company’s 2006 10-K and subsequent SEC Reports.

     6. Assuming (a) the accuracy of the representations made by each Purchaser in the Agreement; (b) that neither the Company, the Placement Agent nor any person acting on behalf of either the Company or the Placement Agent has offered or sold the Securities by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated (the “Regulation D”) under the Securities Act; (c) that no offerings or sales of securities of the Company after the date hereof in a transaction can be “integrated” with any sales of the Securities; and (d) that each person or entity that purchased securities of the Company directly from the Company or its agents and without registration between the date six months prior to the Closing of the Offering and the date of the Agreement was, as of the date of such purchase, an “accredited investor” as defined in Rule 501 of Regulation D, the sale of the Securities to the Purchasers at the Closing under the circumstances contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act.

     7. To our knowledge, without any inquiry (including, without limitation, without any docket search or other inquiry), there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body required to be described in the Company’s Form 10-K for the fiscal year ended July 31, 2006 or in the Company’s Form 10-Q for the quarter ended October 31, 2006, which is not otherwise disclosed therein.

Exhibit B

Form of Warrant

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT

Warrant No. [ ]	Number of Shares: [ ]
(subject to adjustment)
Date of Issuance: [ ], 2006

Original Issue Date (as defined in subsection
2(a)): [ ], 2006

NovaDel Pharma Inc.
Common Stock Purchase Warrant
(Void after [     ], 2011)

     NovaDel Pharma Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that [ ], or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date that is 6 months after date of issuance and on or before 5:00 p.m. (Eastern time) on [ ], 2011 (the “Exercise Period”), [ ] shares of Common Stock, $0.001 par value per share, of the Company (“Common Stock”), at a purchase price of $1.70 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively. This Warrant is one of a series of Warrants issued by the Company in connection with a private placement of Common Stock and of like tenor, except as to the number of shares of Common Stock subject thereto (collectively, the “Company Warrants”).

     1. Exercise.

          (a) Exercise for Cash. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. A facsimile signature of the Registered Holder on the purchase form shall be sufficient for purposes of exercising this Warrant, provided that the Company receives the Registered Holder’s original signature with three (3) business days thereafter.

          (b) Cashless Exercise.

               (i) At any time during the Exercise Period when the resale of the Warrant Shares by the Registered Holder is not registered pursuant to an effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), the Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part, on a cashless basis, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. In the event of an exercise pursuant to this subsection 1(b), the number of Warrant Shares issued to the Registered Holder shall be determined according to the following formula:

	X =	Y(A-B)
A

Where: X =		the number of Warrant Shares that shall be issued to the Registered Holder;

Y =		the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Registered Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price);

A =		the Fair Market Value (as defined below) of one share of Common Stock; and

B =		the Purchase Price then in effect.

               (ii) The Fair Market Value per share of Common Stock shall be determined as follows:

                    (1) If the Common Stock is listed on a national securities exchange, the Nasdaq Global Market, the Nasdaq Capital Market, the American Stock Exchange or another nationally recognized trading system, including the OTC Bulletin Board, as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (2) below).

                    (2) If the Common Stock is not listed on a national securities exchange, the Nasdaq Global Market, the Nasdaq Capital Market, the American Stock Exchange or another nationally recognized trading system, including the OTC Bulletin Board, as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined in good faith by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 10 days after such request, notify the

Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of the Board’s determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.

          (c) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) or 1(b) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (d) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 3 trading days thereafter, the Company, at its expense, will cause to be issued in the name of the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof or at the written request of the Registered Holder, the Company shall cause certificates for Warrant Shares purchased hereunder to be transmitted by the transfer agent of the Company to the Registered Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system ; and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised (which, in the case of an exercise pursuant to subsection 1(b), shall include both the number of Warrant Shares issued to the Registered Holder pursuant to such partial exercise and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price).

     2. Adjustments.

          (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

                    (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                    (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

Simultaneously with any adjustment to the Purchase Price pursuant to Sections 2(a) and 2(b), the number of Warrant Shares which may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment, the aggregate amount of the adjusted Purchase Price multiplied by the aggregate adjusted amount of Warrant Shares shall equal the aggregate amount of the unadjusted Purchase Price multiplied by the aggregate unadjusted amount of Warrant Shares.

          (c) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

          (d) Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. Notwithstanding the foregoing sentence, if (x) there shall occur any Reorganization in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company is publicly traded, then, as part of such Reorganization, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such Reorganization by (B) a fraction, the numerator of which is the Fair Market Value (as defined in subsection 1(b)(ii) above) per share of Common Stock as of the effective date of such Reorganization, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board (using the principles set forth in subsections 2(d)(i) and 2(d)(ii) to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

          (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

     3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 2(d) above.

     4. INTENTIONALLY LEFT BLANK

     5. Transfers, etc.

          (a) Notwithstanding anything to the contrary contained herein, this Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the “Act”), or (ii) such sale or transfer shall be exempt from the registration requirements of the Act and the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is an entity to a wholly owned subsidiary of such entity, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 5, or (ii) a transfer made in accordance with Rule 144 under the Act.

          (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

“The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to counsel for this corporation, is available.”

     The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act or at such time as the Warrant Shares are sold or transferred in accordance with the requirements of a registration statement of the Company on Form S-3, or such other form as may then be in effect.

          (c) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

          (d) Subject to the provisions of Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

     6. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

     7. Notices of Record Date, etc.  In the event:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

     8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

     9. Exchange or Replacement of Warrants.

          (a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 5 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

          (b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     10. Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered one business day after being sent via a reputable international overnight courier service guaranteeing next business day delivery.

     11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     12. Amendment or Waiver. This Warrant may only be modified or amended or the provisions hereof waived with the written consent of the Company and the Registered Holder.

     13. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     14. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

     15. Facsimile Signatures. This Warrant may be executed by facsimile signature.

* * * * * * *

EXECUTED as of the Date of Issuance indicated above.

NOVADEL PHARMA INC.
By:
Name:
Title:

ATTEST:

EXHIBIT I

PURCHASE FORM

To: NovaDel Pharma Inc.		Dated: ___________________

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby elects to purchase (check applicable box):

    ____ shares of the Common Stock of NovaDel Pharma Inc. covered by such Warrant; or
    ____ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b).

     The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

  $ ______ in lawful money of the United States; and/or
  the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $ _____
  per share for purposes   of this calculation) ; and/or
  the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).
Signature:

Address:

EXHIBIT II

ASSIGNMENT FORM

                    FOR VALUE RECEIVED,                                                                 hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock of NovaDel Pharma Inc. covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated: _____________________
Signature: _________________________________
Signature Guaranteed: By: _________________________

     The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

Exhibit C

NovaDel Pharma Inc.
Confidential Purchaser Questionnaire

Before any sale of Shares or Warrants by NovaDel Pharma Inc. can be made to you, this Questionnaire must be completed and returned to Oppenheimer & Co. Inc. Attn: Investment Banking Department, 125 Broad St., New York, NY 10004

1.		IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A) IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B)

A. INDIVIDUAL IDENTIFICATION QUESTIONS
Name
(Exact name as it should appear on stock certificate)
Residence Address
Home Telephone Number
Fax Number
Date of Birth
Social Security Number

B. IDENTIFICATION QUESTIONS FOR ENTITIES
Name
(Exact name as it will appear on stock certificate)
Address of Principal
Place of Business
State (or Country) of Formation
or Incorporation
Contact Person
Telephone Number ( )
Type of Entity
(corporation, partnership,
trust, etc.)
Was entity formed for the purpose of this investment?
	Yes	No

2.	DESCRIPTION OF INVESTOR

The following information is required to ascertain whether you would be deemed an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:

☐	a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment
☐	private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives
☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958
☐	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act

☐	a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire
☐	a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity
☐	an insurance company as defined in Section 2(13) of the Securities Act of 1933
☐	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;
☐	a charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000
☐	an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents
☐	a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934
☐	a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees
☐	an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000 and who reasonably excepts that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000
☐	an individual whose net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000
☐	an entity in which all of the equity owners are accredited investors

3.	BUSINESS, INVESTMENT AND EDUCATIONAL EXPERIENCE

Occupation
Number of Years
Present Employer
Position/Title
Educational Background

Frequency of prior investment (check one in each column):

	Stocks & Bonds	Venture Capital Investments
Frequently
Occasionally
Never

4.	SIGNATURE

The above information is true and correct. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at ___________________, on                  , 2006

(Signature)

Exhibit D

Selling Stockholder Questionnaire

To:	NovaDel Pharma Inc.
c/o [Company Counsel]
[_____________________]
[_____________________]
[_____________________]

     Reference is made to the Securities Purchase Agreement (the “Agreement”), made between NovaDel Pharma Inc., a Delaware corporation (the “Company”), and the Purchasers noted therein.

     Pursuant to Section B(12) of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section E of the Agreement.

(1) Name and Contact Information:
Full legal name of record holder:
Address of record holder:

Social Security Number or Taxpayer
identification number of record holder:
Identity of beneficial owner (if
different than record holder):
Name of contact person:
Telephone number of contact person:
Fax number of contact person:
E-mail address of contact person:

(2) Beneficial Ownership of Registrable Securities:

(a) Number of Registrable Securities owned by Selling Stockholder:

(b) Number of Registrable Securities requested to be registered:

(3) Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (2)(a).

Type and amount of other securities beneficially owned by the Selling Stockholder:

(4) Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(5) Plan of Distribution:

Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Registrable Securities listed above in Item (2) in accordance with the “Plan of Distribution” section set forth therein:

State any exceptions here:

(6) Selling Stockholder Affiliations:

(a) Is the Selling Stockholder a registered broker-dealer?

(b) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

(c) If the answer to Item (6)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(d) If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)?

(e) If the answer to Item (6)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

(7) Voting or Investment Control over the Registrable Securities:

If the Selling Stockholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item (2) above:

     Pursuant to Section E(3) of the Agreement, the undersigned acknowledges that the Company may, by notice to the Placement Agent and to each Purchaser at its last known address, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Registrable Securities pursuant to the Registration Statement under certain circumstances described in the Agreement. At any time that such notice has been given, the undersigned may not sell Registrable Securities pursuant to the Registration Statement.

     The undersigned hereby acknowledges receipt of a draft of the Registration Statement dated [         ], 2007 and confirms that the undersigned has reviewed such draft including, without limitation, the sections captioned “Selling Stockholders” and “Plan of Distribution,” and confirms that, to the best of the undersigned’s knowledge, the same is true, complete and accurate in every respect except as indicated in this Questionnaire. The undersigned hereby further acknowledges that pursuant to Section B(12) of the Agreement, the undersigned shall indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Company or its directors and officers may become subject by reason of any statement or omission in the Registration Statement made in reliance upon, or in conformity with, a written statement by the undersigned, including the information furnished in this Questionnaire by the undersigned.

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

     The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

Dated: _____________, 2006
Signature of Record Holder (Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)

Exhibit E

Plan of Distribution

     We are registering the shares offered by this prospectus on behalf of the selling stockholders. The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. To the extent any of the selling stockholders gift, pledge or otherwise transfer the shares offered hereby, such transferees may offer and sell the shares from time to time under this prospectus, provided that this prospectus has been amended under Rule 424(b)(3) or other applicable provision of the Securities Act to include the name of such transferee in the list of selling stockholders under this prospectus.

     The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
  block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
  an exchange distribution in accordance with the rules of the applicable exchange;
  privately negotiated transactions;
  short sales;
  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
  broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;
  a combination of any such methods of sale; and
  any other method permitted pursuant to applicable law.

     The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

     In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

     The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

     The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

     The selling shareholders might be, and any broker-dealers that act in connection with the sale of securities will be, deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers and any profit on the resale of the securities sold by them while acting as principals will be deemed to be underwriting discounts or commissions under the Securities Act. [May need to add more detail as per recent comments from SEC]

     To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

     In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

     We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

     We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus. The selling stockholders have agreed to indemnify us in certain circumstances against certain liabilities, including liabilities under the Securities Act.

     We have agreed with the selling stockholders to keep the registration statement that includes this prospectus effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act. We have agreed to pay all expenses in connection with this offering, but not including underwriting discounts, concessions, commissions or fees of the selling stockholders or any fees and expenses of counsel or other advisors to the selling stockholders.

SCHEDULES

TO

SECURITIES PURCHASE AGREEMENT

AMONG

NOVADEL PHARMA INC.

AND

EACH PURCHASER IDENTIFIED ON THE SIGNATURE PAGES THERETO

DECEMBER 15, 2006

These Schedules are qualified in their entirety by reference to specific provisions of the Securities Purchase Agreement, dated as of December 15, 2006 (the “Securities Purchase Agreement”), among NovaDel Pharma Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages thereto. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

The inclusion of any information in any Schedule shall not be construed as an admission or acknowledgement that such information is material to the business, operations or financial condition of the Company. Any disclosure set forth in any Schedule herein shall also be deemed to apply to and qualify as a disclosure set forth in any other Schedule herein provided the relevance of the disclosed information with respect to such other Schedules is reasonably apparent from the information disclosed.

Schedule C(2)

      (a)      Certain warrants issued to Lindsay A. Rosenwald, M.D. and BioMedical Investment Group LLC and their respective transferees, which are currently exercisable, in the aggregate, for approximately 9,681,437 shares of Common Stock, are entitled to adjustments to the exercise price of such warrants, and in certain cases the amount of shares issuable pursuant to such warrants, in the event that the Company issues shares of Common Stock or securities convertible into Common Stock in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share which is less than the then current market price of the Common Stock (as defined in such warrants) but not below the current per share exercise price of such warrants. Dr. Rosenwald, and certain other warrant holders or their respective transferees, waived the right to receive adjustments to the amount of shares issuable pursuant to such warrants in May 2005, such that only 616,011 warrants in the aggregate still retain the right to such adjustment. All warrants remain entitled to adjustments in the exercise price of such warrants. Such warrants are currently exercisable at per share exercise prices of approximately $0.45 to $0.58. The amount of such adjustments depends on the market price of the Common Stock on the closing of the issuance that causes such adjustment and therefore, the effect of such provision can not be ascertained until the execution of the Subscription Agreements.

      (b)      Certain warrants issued to Paramount Capital, Inc., and its designees, which are currently exercisable, in the aggregate, for approximately 200,212 shares of Common Stock, are entitled to adjustments to the exercise price of such warrants in the event that the Company issues shares of Common Stock or securities convertible into Common Stock, any rights, options or warrants to purchase or otherwise receive issuances of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share which is less than the then the greater of (i) the per share warrant price and (ii) the current market price (as defined in such warrants) in effect on the date of such issuance or sale. Of such warrants, 160,017 are currently exercisable at a per share exercise price equal to approximately $1.33 and 40,005 are currently exercisable at a per share exercise price equal to approximately $1.62. The amount of such adjustments depends on the market price of the Common Stock on the closing of the issuance that causes such adjustment and therefore, the effect of such provision can not be ascertained until the execution of the Subscription Agreements.

      (c)      Certain unit purchase options issued to Paramount Capital, Inc., and its designees, which are currently exercisable, in the aggregate, for units which include approximately 1,729,378 shares of Common Stock, are entitled to adjustments to the exercise price of such unit purchase options in the event that the Company issues shares of Common Stock, any securities convertible into Common Stock, any rights, options or warrants to purchase Common Stock or any securities convertible into Common Stock, in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share which is less than either (i) the then current market price per share of Common Stock (as defined in the unit purchase options) in effect on the date of such issuance or sale or (ii) the per unit price divided by the number of shares of Common Stock that each unit is then exercisable for. Such unit purchase options are currently exercisable at a per share exercise price equal to approximately $1.36. The amount of such adjustments depends on the market price of the Common Stock on the closing of the

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issuance that causes such adjustment and therefore, the effect of such provision can not be ascertained until the execution of the Subscription Agreements.

The adjustment of such warrants and unit purchase options as described above will cause an immediate decrease in the book value per share of the Common Stock and otherwise have a dilutive impact on our stockholders. The adjustment may have a negative effect on the market price of the Common Stock.

      (d)      Certain warrants have been exercised in the last 12 months, as follows:

-	On March 8, 2006, the Company received a request from Daniel J. Walsh to exercise 30,881 warrants. Mr. Walsh made payment in the amount of $23,160.75 in full exercise of the warrants, and was therefore issued 30,881 shares of Common Stock.

-	On March 14, 2006, the Company received a request for cashless exercise from Jennifer Ludlow, a holder of 20,458 warrants. After cashless exercise, Ms. Ludlow was issued 13,628 shares of Common Stock.

-	On August 23, 2006, the Company received a request from Kevin Martin to exercise 20,000 warrants. Mr. Martin made payment in the amount of $15,000 in full exercise of those warrants, and was therefore issued 20,000 shares of Common Stock.

      (e)      Certain holders of Common Stock and warrants to purchase Common Stock, listed as selling stockholders (the “Selling Stockholders”) in the Company’s currently effective registration statements on Form SB-2 (SEC File Nos. 333-86262, 333-107122 and 333-112852), are entitled to cause the Company to register for resale certain shares owned by or issuable to the Selling Stockholders (the “Registrable Shares”) in the event that such registration statements are unavailable to the Selling Stockholders to sell all of the Registrable Shares.

                On January 12, 2006, the Company issued notices to certain holders of warrants to purchase Common Stock, which holders were entitled to adjustments to the exercise price of such warrants and in the amount of shares issuable pursuant to such warrants, in the event that the Company issues shares of Common Stock or securities convertible into Common Stock in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share which is less than the then current market price of the Common Stock (as defined in such warrants) but not below the current per share exercise price of such warrants. Such notices resulted in an additional 3,006,358 warrants being issued to those certain holders and entitled to registration.

      (f)      During the quarter ended January 31, 2005, the Company issued 15,000 warrants to outside consultants, which expire in three years and which have an exercise price equal to $1.57 per share. The Company intends to register these securities.

      (g)      On September 26, 2005, the Company issued 1,622,700 non-plan employee stock options to purchase Common Stock to Jan H. Egberts, M.D., the Company’s Chief Executive Officer, President and Chairman of the Board of Directors. Those options have an exercise price

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of $1.70 per share, and vest equally over three years, with an expiration date of September 26, 2010. The Company intends to register these securities.

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List of Purchasers and Number of Shares Purchased

Name	Shares	Warrants
IROQUOIS MASTER FUND LTD	344,828	137,931
CAPITAL VENTURES INTERNATIONAL	1,379,310	551,724
WHI GROWTH FUND Q.P., L.P.	1,379,310	551,724
CRESTVIEW CAPITAL MASTER, LLC	1,034,483	413,793
PROMED OFFSHORE FUND II, LTD.	762,162	304,865
PANACEA FUND, LLC	689,655	275,862
WHI SELECT FUND, L.P.	689,655	275,862
HIGHBRIDGE INTERNATIONAL LLC	344,828	137,931
PROMED PARTNERS, L.P.	227,620	91,048
DAVID WEISBERG	51,724	20,690
PROMED OFFSHORE FUND, LTD.	33,818	13,527
PROMED PARTNERS II, L.P.	10,883	4,353
GRAND CATHAY VENTURE CAPITAL CO. LTD.	448,276	179,310
GRAND CATHAY VENTURE CAPITAL III CO., LTD.	448,276	179,310
PRUDENCE VENTURE INVESTMENT CORP.	206,897	82,759
SPRINGVEST CORPORATION	172,414	68,966
SPRINGBRIDGE CAPITAL CORPORATION	172,414	68,966
HAREWOOD NOMINEES A/C 4689000	99,310	39,724
HENDERSON NORTH AMERICAN MUTLI-STRATEGY EQUITY FUND	71,724	28,690
MICHAEL J. CHILL	17,241	6,896
HENDERSON GLOBAL MULTI-STRATEGY EQUITY FUND	277,241	110,896
OPPENHEIMER & CO. INC.	N/A	417,519
ADRIAN STECYK	N/A	36,840